FEDERAL INCOME TAXES	12 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE H - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate for the years ended June 30, 2012 and 2011, as follows:

(in thousands)	2012	2011

Federal income taxes at the statutory rate	$869	$632
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(30)	(30)
Compensation expense	-	4
Other	1	-
Allowed deduction claimed on amended return for $1.3 million paid to option holders in acquisition of Frankfort First Bancorp, Inc. and other IRS audit adjustments	-	(502)
	$840	$104

The composition of the Company’s net deferred tax liability at June 30 is as follows:

(in thousands)	2012	2011

Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$297	$260
Deferred compensation and benefits	257	258
Charitable contributions	3	3
Purchase accounting adjustments	—	4
Nonaccrued interest on loans	21	8
Other real estate owned adjustments	259	80
Total deferred tax assets	837	613

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(1,074)	(1,074)
Deferred loan origination costs	(32)	(39)
Loan servicing rights	(12)	(11)
Other	(—)	(2)
Purchase accounting adjustments	(463)	(248)
Depreciation	(30)	(260)
Total deferred tax liabilities	(1,611)	(1,634)
Net deferred tax liability	$(774)	$(1,021)

The 2011 provision for federal income taxes included a credit of $502,000, which related to a refund provided by the Internal Revenue Service and a reversal of an uncertain tax position. This credit is not expected to reoccur.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2012, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.8 million at June 30, 2012.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in thousands)	2012	2011

Balance at beginning of year	$80	$253
Additions/(reductions) based on tax positions for the current year	(80)	(173)
Balance at end of year	$—	$80

Cash settlements occurred during the period July 1, 2011 through June 30, 2012. Because of uncertainty regarding the proper inclusion or exclusion of income from Bank-owned life insurance (‘BOLI”) in the earnings and profits calculation, the Company amended its June 30, 2009 federal return to report additional tax liability of $80,000 and reversed the corresponding reserve. The Company expects its unrecognized benefits will change in the next twelve months. The Company has amended its 2009 tax return claiming that its BOLI income is includible in the earnings and profits calculation and that it is entitled to a refund of the $80,000.